UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 29, 1998


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                Maryland                       1-9360            84-1038736
    (State or other jurisdiction of       (Commission File     (IRS Employer
     incorporation or organization)           Number)       Identification No.)

  3410 South Galena Street, Suite 210                              80231
            Denver, Colorado                                     (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9400
              (Registrant's telephone number, including area code)

                                       N/A
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On May 29, 1998, Asset Investors Corporation (the "Company") acquired an adult manufactured home community located in Fort Myers, Florida from Serendipity Properties, Inc. This community consists of 338 developed homesites and is 97% occupied. In addition, on June 2, 1998, the Company acquired an adult manufactured home community located in Mesa, Arizona from Brentwood West Partners, LLP. This community consists of 350 developed homesites and is 100% occupied.

The consideration for the communities was determined through arms-length negotiations with the sellers. Total consideration for Serendipity Mobile Home Park was $8,672,000 of cash, and for Brentwood West Mobile Home Park was $6,948,000 of cash and $7,000,000 advanced under a short-term note from Holliday Fenoglio Fowler, L.P. The Company intends to replace the short-term note with permanent financing in the third quarter of 1998.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases, use leverage and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the Brentwood West Manufactured Home Community for the Year Ended December 31, 1997 (audited) and the Period from January 1, 1998 to March 31, 1998 (unaudited).

         Statement of Excess of Revenues Over Specific Operating Expenses of the Serendipity Manufactured Home Community for the Year Ended December 31, 1997 (audited) and the Period from January 1, 1998 to March 31, 1998 (unaudited).


(b)   Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Asset Investors Corporation and Subsidiaries as of March 31, 1998.

         Pro Forma Condensed Consolidated Statement of Income of Asset Investors Corporation and Subsidiaries for the Three Months Ended March 31, 1998.

         Pro Forma Condensed Consolidated Statement of Income of Asset Investors Corporation and Subsidiaries for the Year Ended December 31, 1997.

(c)   Exhibits

          Exhibit No.                       Description
              2.5 Agreement of Sale dated as of April 13, 1998, between Community Acquisition Joint Venture and Serendipity Properties, Inc., (incorporated herein by reference to Exhibit 2.5 to the Registrant's Current Report on Form 8-K dated May 29, 1998, Commission File No. 1-22262, filed on June 12, 1998).

              2.5(a) Assignment of Agreement of Sale dated as of May 20, 1998, between Community Acquisition Joint Venture and Asset Investors Operating Partnership, L.P. (incorporated herein by reference to Exhibit 2.5(a) to the Registrant's Current Report on Form 8-K dated May 29, 1998, Commission File No. 1-22262, filed on June 12, 1998).

              2.6 Purchase Agreement with Escrow Instructions, as amended, dated as of April 14, 1998 between Brentwood West Partners, LLP and Parkbridge Capital Group, Inc. (incorporated herein by reference to Exhibit 2.6 to the Registrant's Current Report on Form 8-K dated May 29, 1998, Commission File No. 1-22262, filed on June 12, 1998).

              2.6(a) Conditional Assignment of Contract dated as of April 17, 1998, between Parkbridge Capital Group, Inc. and Community Acquisition Development Corporation. (incorporated herein by reference to Exhibit 2.6(a) to the Registrant's Current Report on Form 8-K dated May 29, 1998, Commission File No. 1-22262, filed on June 12, 1998).

              2.6(b) Assignment of Agreement of Sale dated as of June 1, 1998, between Community Acquisition Joint Venture and Asset Investors Operating Partnership, L.P. (incorporated herein by reference to Exhibit 2.6(b) to the Registrant's Current Report on Form 8-K dated May 29, 1998, Commission File No. 1-22262, filed on June 12, 1998).

             23            Consent of Independent Auditors - Ernst & Young LLP


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASSET INVESTORS CORPORATION

Date:  July 28, 1998
                                              By:  /s/David M. Becker
                                              -----------------------------
                                                   David M. Becker
                                                   Chief Financial Officer

Item 7(a).

        Statement of Excess of Revenues Over Specific Operating Expenses

                 The Brentwood West Manufactured Home Community

                          Year ended December 31, 1997

                 The Brentwood West Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended December 31, 1997





                                    Contents

Report of Independent Auditors.................................................1
Statement of Excess of Revenues Over Specific Operating Expenses...............2
Notes to Statement of Excess of Revenues Over Specific Operating Expenses......3

                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of The Brentwood West Manufactured Home Community (Note 1) for the year ended December 31, 1997. This statement is the responsibility of the management of The Brentwood West Manufactured Home Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Asset Investors Corporation. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of The Brentwood West Manufactured Home Community for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

June 9, 1998
                                                                               1

                 The Brentwood West Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses


                                                                                                      Period from
                                                                                                       January 1,
                                                                                  Year ended            1998 to
                                                                                 December 31,           March 31,
                                                                                     1997                 1998
                                                                             ----------------------------------------
                                                                                                      (Unaudited)
    Revenues
       Rental                                                                  $      1,086,881    $        288,933
       Other                                                                             13,964               2,327
                                                                             ----------------------------------------
                                                                                      1,100,845             291,260

    Specific operating expenses
       Property operations and maintenance                                              211,998              55,191
       Real estate taxes                                                                 42,955              10,723
                                                                             ----------------------------------------
                                                                                        254,953              65,914
                                                                             ----------------------------------------

    Excess of revenues over specific operating expenses                        $        845,892    $        225,346
                                                                             ========================================



See accompanying notes.                                                        2

                 The Brentwood West Manufactured Home Community

                    Notes to Statement of Excess of Revenues
                        Over specific Operating Expenses


1. Organization and Significant Accounting Policies

Description of Property

The Brentwood West Manufactured Home Community (the Property) is a manufactured home community located in Mesa, Arizona which contains 350 lots. In June 1998, the Property was sold to Asset Investors Operating Partnership L.P.

Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

        Statement of Excess of Revenues Over Specific Operating Expenses

                   The Serendipity Manufactured Home Community

                          Year ended December 31, 1997

                   The Serendipity Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                   Year ended December 31, 1997 (audited) and
                the period from January 1, 1998 to March 31, 1998
                                   (unaudited)





                                    Contents

Report of Independent Auditors.................................................1
Statement of Excess of Revenues Over Specific Operating Expenses...............2
Notes to Statement of Excess of Revenues Over Specific Operating Expenses......3

                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of The Serendipity Manufactured Home Community (Note 1) for the year ended December 31, 1997. This statement is the responsibility of the management of The Serendipity Manufactured Home Community. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Asset Investors Corporation. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of The Serendipity Manufactured Home Community for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

June 9, 1998

                   The Serendipity Manufactured Home Community

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses




                                                                                                    Period from
                                                                                                    January 1,
                                                                               Year Ended              1998
                                                                              December 31,         to March 31,
                                                                                  1997                 1998
                                                                          -------------------------------------------
                                                                                                    (Unaudited)

    Revenues
       Rental                                                               $      1,001,491     $        262,186
       Other                                                                          37,957               21,479
                                                                          -------------------------------------------
                                                                                   1,039,448              283,665

    Specific operating expenses
       Property operations and maintenance                                           287,712               79,095
       Real estate taxes                                                              92,803               26,911
                                                                          -------------------------------------------
                                                                                     380,515              106,006
                                                                          -------------------------------------------

    Excess of revenues over specific operating expenses                     $        658,933     $        177,659
                                                                          ===========================================



See accompanying notes.                                                        2

                   The Serendipity Manufactured Home Community

                    Notes to Statement of Excess of Revenues
                        Over specific Operating Expenses


1. Organization and Significant Accounting Policies

Description of Property

The Serendipity Manufactured Home Community (the Property) is a manufactured home community located in North Fort Myers, Florida which contains 338 lots. In May 1998, the Property was sold to Asset Investors Operating Partnership L.P.

Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

Item 7(b).


                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                                 (In thousands)
                                   (Unaudited)


                                                                As Previously      Pro Forma         Pro Forma
                                                                  Reported        Adjustments         Results
                                                                  --------        -----------         -------
ASSETS
Real estate, net                                                  $   45,434       $ 22,620  (a)     $   68,054
Investments in participating mortgages                                15,930             --              15,930
Real estate joint ventures                                             9,690             --               9,690
Cash and cash equivalents                                             19,417        (15,620) (a)          3,797
Investment in CAX                                                     21,133             --              21,133
Other assets, net                                                      9,751             --               9,751
                                                                  ----------       --------          ----------
       Total Assets                                               $  121,355       $  7,000          $  128,355
                                                                  ==========       ========          ==========

LIABILITIES
Secured notes payable                                             $   10,567       $     --          $   10,567
Short-term financing                                                      --          7,000 (a)           7,000
Accounts payable and accrued liabilities                               2,051             --               2,051
                                                                  ----------       --------          ----------
                                                                      12,618          7,000              19,618
                                                                  ----------       --------          ----------

MINORITY INTEREST IN OPERATING PARTNERSHIP                            24,724             --              24,724

STOCKHOLDERS' EQUITY
Common Stock                                                              51             --                  51
Additional paid-in capital                                           231,237             --             231,237
Dividends in excess of accumulated earnings                         (147,275)            --            (147,275)
                                                                  ----------       --------          ----------
                                                                      84,013             --              84,013
                                                                  ----------       --------          ----------
       Total Liabilities and Stockholders' Equity                 $  121,355       $  7,000          $  128,355
                                                                  ==========       ========          ==========



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                    As Previously       Pro Forma         Pro Forma
       RENTAL PROPERTY OPERATIONS                                      Reported       Adjustments          Results
                                                                 -------------------------------------------------------
       Rental and other property revenues                              $   1,744       $     672  (b)    $   2,416
       Interest on participating mortgages                                   393              --               393
       Equity in earnings of real estate joint ventures                      311              --               311
       Property operating expenses                                          (759)           (210) (b)         (969)
       Owned property management expenses                                    (34)             (2) (b)          (36)
                                                                       ---------       ---------         ---------
       Income from property operations before depreciation                 1,655             460             2,115
       Depreciation                                                         (393)           (238) (f)         (631)
                                                                       ---------       ---------         ---------
       Income from rental property operations                              1,262             222             1,484
                                                                       ---------       ---------         ---------

       SERVICE OPERATIONS
       Property management fees and other income                              77             (11) (c)           66
       Property management costs and other expenses                          (24)              2  (c)          (22)
       Amortization of management contracts                                 (827)             --              (827)
                                                                       ---------       ---------         ---------
       Loss from service operations                                         (774)             (9)             (783)
                                                                       ---------       ---------         ---------

       OTHER ACTIVITIES
       Non-agency MBS bonds revenues                                          50              --                50
       Equity in earnings of CAX                                             268              --               268
                                                                       ---------       ---------         ---------
       Income from other activities                                          318              --               318
                                                                       ---------       ---------         ---------

       General and administrative expenses                                  (322)             --              (322)
       Interest and other income                                             333            (219) (e)          114
       Interest expense                                                     (208)           (123) (g)         (331)
                                                                       ---------       ---------         ---------

       INCOME BEFORE MINORITY INTEREST                                       609            (129)              480
       Minority interest in Operating Partnership                           (127)             20  (h)         (107)
                                                                       ---------       ---------         ---------

       NET INCOME                                                      $     482       $    (109)        $     373
                                                                       =========       =========         =========

       BASIC EARNINGS PER SHARE                                        $    0.09        $  (0.02)         $   0.07
                                                                       =========        ========          ========
       DILUTED EARNINGS PER SHARE                                      $    0.09        $  (0.02)         $   0.07
                                                                       =========        ========          ========

       Weighted-Average Common Shares Outstanding                          5,109           5,109             5,109
       Weighted-Average Common Shares And Common Share
         Equivalents Outstanding                                           5,143           5,143             5,143


       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                    As Previously       Pro Forma         Pro Forma
       RENTAL PROPERTY OPERATIONS                                      Reported       Adjustments          Results
                                                                       --------       -----------          -------
       Rental and other property revenues                             $   3,104        $   2,722  (b)    $   5,826
       Equity in earnings of real estate joint ventures                     466               --               466
       Property operating expenses                                       (1,311)            (852) (b)       (2,163)
       Owned property management expenses                                   (87)             (13) (b)         (100)
                                                                      ---------        ---------         ---------
       Income from property operations before depreciation                2,172            1,857             4,029
       Depreciation                                                        (693)          (1,011) (f)       (1,704)
                                                                      ---------        ---------         ---------
       Income from rental property operations                             1,479              846             2,325
                                                                      ---------        ---------         ---------

       SERVICE OPERATIONS
       Property management fees and other income                            128              (48) (c)           80
       Property management costs and other expenses                         (59)               9  (c)          (50)
       Amortization of management contracts                                (744)            (137) (d)         (881)
                                                                      ---------        ---------         ---------
       Loss from service operations                                        (675)            (176)             (851)
                                                                      ---------        ---------         ---------

       OTHER ACTIVITIES
       Non-agency MBS bonds revenues                                      2,966               --             2,966
       Equity in earnings of CAX                                          3,663               --             3,663
       Management fees to former manager                                   (570)              --              (570)
                                                                      ---------        ---------         ---------
       Income from other activities                                       6,059               --             6,059
                                                                      ---------        ---------         ---------

       General and administrative expenses                               (1,042)              --            (1,042)
       Interest and other income                                          1,808             (928) (e)          880
       Interest expense                                                    (368)            (490) (g)         (858)
       Costs incurred to acquire management contract                     (6,553)              --            (6,553)
                                                                      ---------        ---------         ---------

       INCOME (LOSS) BEFORE GAIN ON RESTRUCTURING OF BONDS AND
         MINORITY INTEREST                                                  708             (748)              (40)
       Gain on restructuring of bonds                                     6,484               --             6,484
                                                                      ---------        ---------         ---------

       INCOME BEFORE MINORITY INTEREST                                    7,192             (748)            6,444
       Minority interest in Operating Partnership                            62             (104) (h)          (42)
                                                                      ---------        ---------         ---------

       NET INCOME                                                     $   7,254        $    (852)        $   6,402
                                                                      =========        =========         =========

       BASIC EARNINGS PER SHARE                                       $    1.44         $  (0.17)         $   1.27
                                                                      =========         ========          ========
       DILUTED EARNINGS PER SHARE                                     $    1.43         $  (0.17)         $   1.26
                                                                      =========         ========          ========

       Weighted-Average Common Shares Outstanding                         5,022            5,022             5,022
       Weighted-Average Common Shares And Common Share
         Equivalents Outstanding                                          5,061            5,061             5,061



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


         The pro forma condensed consolidated balance sheet of the Company as of March 31, 1998, is presented as if the May 29, 1998 and June 2, 1998, acquisition of two manufactured home communities had occurred on March 31, 1998. The pro forma condensed consolidated statements of income are presented assuming all 1998 acquisitions of manufactured home communities had been completed: (i) on January 1, 1998 for the statement of income for the three months ended March 31, 1998; and (ii) on January 1, 1997 for the statement of income for the year ended December 31, 1997. In management's opinion, all adjustments necessary to reflect the acquisitions have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1997, the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, and the Current Report on Form 8-K dated February 27, 1998.

         The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a)  Reflects  the  purchase  of  two  manufactured   housing   communities  for
     $22,620,000  consisting of $15,620,000 of cash and $7,000,000 of short-term financing.

(b) Reflects adjustment for the rental income and property expenses of communities acquired during 1998.

(c) Eliminates income from and expenses related to management of Salem Farm and Mullica Woods for the prior owners and reflects expenses related to the management of Serendipity and Brentwood West.

(d) Amortizes the remaining cost of Salem Farm and Mullica Woods management contracts acquired in 1997.

(e) Eliminates the short-term investment income at 5% per annum on the cash used to acquire the interests in manufactured housing communities.

(f)  Reflects   depreciation   and   amortization  of  acquired  assets  on  the
     straight-line basis over the estimated useful lives of the assets. The estimated useful lives are 25 years for land improvements and buildings.

(g) Reflects interest expense on $7,000,000 of financing at 7%.

(h) Adjusts minority interest in net income allocated to holders of OP Units based upon OP Units issued and adjusted income before minority interest.